Exhibit 10.4

FORM OF

ADMINISTRATION AGREEMENT

between

BRIDGECREST LENDING AUTO SECURITIZATION TRUST 20[•]-[•],

as Issuer,

[BRIDGECREST LENDING AUTO SECURITIZATION GRANTOR TRUST 20[•]-[•],

as Grantor Trust,]

BRIDGECREST ACCEPTANCE CORPORATION,

as Administrator

and

[_________],

as Indenture Trustee

Dated as of [_________], 20[     ]

-i-	20[ ]-[ ] Administration Agreement

THIS ADMINISTRATION AGREEMENT (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”) dated as of [_________], 20[     ], is between BRIDGECREST LENDING AUTO SECURITIZATION TRUST 20[•]-[•], a Delaware statutory trust (the “Issuer”), [BRIDGECREST LENDING AUTO SECURITIZATION GRANTOR TRUST 20[•]-[•], a Delaware statutory trust (the “Grantor Trust”)], BRIDGECREST ACCEPTANCE CORPORATION, an Arizona corporation, as administrator (“BAC” or the “Administrator”), and [_________], a [     ], as indenture trustee (the “Indenture Trustee”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in Appendix A to the Sale and Servicing Agreement dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified and in effect, the “Sale and Servicing Agreement”) by and between Bridgecrest Auto Funding LLC, as seller, the Issuer[, the Grantor Trust], the Administrator, as servicer, [_________], as standby servicer, and the Indenture Trustee.

W I T N E S S E T H :

WHEREAS, Bridgecrest Auto Funding LLC (the “Seller”) and [_________] (the “Owner Trustee”) have entered into the Amended and Restated Trust Agreement of the Issuer dated as of the date hereof (the “Trust Agreement”);

[WHEREAS, the Issuer and [_________] (the “Grantor Trust Trustee”) have entered into the Amended and Restated Grantor Trust Agreement of the Grantor Trust dated as of the date hereof (the “Grantor Trust Agreement”);]

WHEREAS, the Issuer has issued the Notes pursuant to the Indenture and has entered into certain agreements in connection therewith, including, (i) the Sale and Servicing Agreement, (ii) the Indenture and (iii) the Depository Agreement (the Trust Agreement [, the Grantor Trust Agreement] and each of the agreements referred to in clauses (i) through (iii) are referred to herein collectively as the “Issuer Documents”);

[WHEREAS, the Grantor Trust has issued the Grantor Trust Certificate pursuant to the Grantor Trust Agreement and has entered into certain agreements in connection therewith, including (i) the Sale and Servicing Agreement, (ii) the Indenture and (iii) the Receivables Contribution Agreement (the Grantor Trust Agreement and each of the agreements referred to in clauses (i) through (iii) are referred to herein collectively as the “Grantor Trust Documents”);]

WHEREAS, to secure payment of the Notes, the Issuer[ and the Grantor Trust] [has][have] pledged the Collateral to the Indenture Trustee pursuant to the Indenture;

WHEREAS, pursuant to the Issuer Documents[ and the Grantor Trust Documents], the Issuer[ and the Grantor Trust] [is][are] required to perform certain duties;

WHEREAS, the Issuer[ and the Grantor Trust] desire[s] to have the Administrator administer the affairs of the Issuer[ and the Grantor Trust] and perform certain of the duties of the Issuer[ and the Grantor Trust] and to provide such additional services consistent with this Agreement[,][ and] the Issuer Documents[ and the Grantor Trust Documents] as the Issuer[ and the Grantor Trust] may from time to time request; and

20[ ]-[ ] Administration Agreement

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer[ and the Grantor Trust] on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Duties of the Administrator.

(a) Duties with Respect to the Issuer Documents[ and the Grantor Trust Documents]. The Administrator shall perform all of its duties as Administrator specifically enumerated herein and in the Issuer Documents[ and the Grantor Trust Documents] and administer and perform all of the duties and obligations of the Issuer[ and the Grantor Trust] under the Issuer Documents[ and the Grantor Trust Documents] and no additional duties shall be read to be included herein; provided, however, that the Administrator shall have no obligation to make any payment required to be made by the Issuer[ or the Grantor Trust] under any Issuer Document[ or any Grantor Trust Document]. The Administrator shall monitor the performance of the Issuer[ and the Grantor Trust] and shall advise the Issuer[ and the Grantor Trust] when action is necessary to comply with the Issuer’s[ and the Grantor Trust’s] duties and obligations under the Issuer Documents[ and the Grantor Trust Documents]. Other than such actions to be performed by the Indenture Trustee pursuant to Section 6.6 of the Indenture, the Administrator shall perform such calculations, and shall prepare for execution by the Issuer[ and the Grantor Trust] or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer[ or the Grantor Trust] to prepare, file or deliver pursuant to the Issuer Documents[ and the Grantor Trust Documents, as applicable]. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer[ and the Grantor Trust] to take pursuant to the Issuer Documents[ and the Grantor Trust Documents], and shall prepare, execute, file and deliver on behalf of the Issuer[ and the Grantor Trust] all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer to prepare, execute, file or deliver pursuant to the Issuer Documents[ and the Grantor Trust Documents] or otherwise by law.

(b) Notices to Rating Agencies. The Administrator shall give notice to each Rating Agency of (i) any merger or consolidation of the Owner Trustee pursuant to Section 10.4 of the Trust Agreement[ or the Grantor Trust Trustee pursuant to Section 10.4 of the Grantor Trust Agreement]; (ii) any merger or consolidation of the Indenture Trustee pursuant to Section 6.9 of the Indenture; (iii) any resignation or removal of the Indenture Trustee pursuant to Section 6.8 of the Indenture; (iv) any Default or Event of Default of which it has been provided notice pursuant to Section 6.5 of the Indenture; (v) the termination of, and/or appointment of a successor to, the Servicer pursuant to Section 7.1 of the Sale and Servicing Agreement; and (vi) any supplemental indenture pursuant to Section 9.1 or 9.2 of the Indenture; which notice shall be given in the case of each of clauses (i) through (vi) promptly upon the Administrator being notified thereof by the Owner Trustee,[ the Grantor Trust Trustee,] the Indenture Trustee or the Servicer, as applicable.

2	20[ ]-[ ] Administration Agreement

(c) Dissolution of the Issuer [and the Grantor Trust]. Upon dissolution of the Issuer, the Administrator shall wind up the business and affairs of the Issuer in accordance with Section 9.2 of the Trust Agreement and the Statutory Trust Statute. [Upon dissolution of the Grantor Trust, the Administrator shall wind up the business and affairs of the Grantor Trust in accordance with Section 9.2 of the Grantor Trust Agreement and the Statutory Trust Statute.]

(d) No Action by Administrator. Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, take any action that the Issuer[ or the Grantor Trust] directs the Administrator not to take or which would result in a violation or breach of the Issuer’s covenants, agreements or obligations under any of the Issuer Documents[ or the Grantor Trust’s covenants, agreements or obligations under any of the Grantor Trust Documents] or that would be a violation of law.

(e) Non-Ministerial Matters; Exceptions to Administrator Duties.

(i) Notwithstanding anything to the contrary in this Agreement, with respect to matters[ related to the Issuer] that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Issuer of the proposed action and the Issuer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

(B) the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees, a successor Administrator or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

(C) the removal of the Indenture Trustee.

(ii) [Notwithstanding anything to the contrary in this Agreement, with respect to matters related to the Grantor Trust that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Grantor Trust of the proposed action and the Grantor Trust shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation, the initiation of any claim or lawsuit by the Grantor Trust and the compromise of any action, claim or lawsuit brought by or against the Grantor Trust.]

3	20[ ]-[ ] Administration Agreement

(iii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders[,][ or] Certificateholders[ or Grantor Trust Certificateholders] under the Transaction Documents, (y) except as provided in the Transaction Documents, sell the [Trust Estate][Collateral] or (z) take any other action that the Issuer[ or the Grantor Trust] directs the Administrator not to take on its behalf.

2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection upon reasonable written request by the Issuer,[ the Grantor Trust,] the Seller and the Indenture Trustee at any time during normal business hours.

3. Compensation; Payment of Fees and Expenses. As compensation for the performance of the Administrator’s obligations under this Agreement, the Administrator shall be entitled to receive $[ ] annually, which shall be solely an obligation of BAC, as the initial Servicer; provided, however, notwithstanding the foregoing, such compensation shall in no event exceed the Servicing Fee for the related annual period. The Administrator shall pay all expenses incurred by it in connection with its activities hereunder.

4. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer[ or the Grantor Trust] with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer[ or the Grantor Trust], the Administrator shall have no authority to act for or to represent the Issuer[ or the Grantor Trust] in any way (other than as permitted hereunder) and shall not otherwise be deemed an agent of the Issuer[ or the Grantor Trust].

5. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator, the Issuer[,][ or] the Owner Trustee[, the Grantor Trust or the Grantor Trust Trustee], as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on the Administrator, the Issuer[,][ or] the Owner Trustee[, the Grantor Trust or the Grantor Trust Trustee] or (iii) shall be deemed to confer on the Administrator, the Issuer[,][ or] the Owner Trustee[, the Grantor Trust or the Grantor Trust Trustee] any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

6. Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Owner Trustee[, the Grantor Trust, the Grantor Trust Trustee] or the Indenture Trustee.

7. Representations and Warranties of the Administrator. The Administrator represents and warrants to the Issuer[, the Grantor Trust] and the Indenture Trustee as follows:

(a) Existence and Power. The Administrator is a corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, to deliver and to perform its obligations under the Transaction Documents to which it is a party. The Administrator has obtained all necessary licenses and approvals in each jurisdiction where it does business and where the failure to do so would materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents or affect the enforceability or collectability of the Receivables or any other part of the Collateral.

4	20[ ]-[ ] Administration Agreement

(b) Authorization and No Contravention. The execution, delivery and performance by the Administrator of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Administrator and, to its knowledge, do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material agreement to which the Administrator is a party by which its properties are bound (other than violations of such laws, rules, regulations, organizational documents or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Administrator’s ability to perform its obligations under, the Transaction Documents).

(c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Administrator of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectability of the Receivables or any other part of the Collateral or would not materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents.

(d) Binding Effect. Each Transaction Document to which the Administrator is a party constitutes the legal, valid and binding obligation of the Administrator enforceable against the Administrator in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of corporations from time to time in effect or by general principles of equity.

8. Administrator Termination Events; Termination of the Administrator.

(a) Subject to clause (d) below, the Administrator may resign its duties hereunder by providing the Issuer[ and the Grantor Trust] with at least sixty (60) days’ prior written notice.

(b) Subject to Section 3.15 of the Indenture, the Issuer may remove the Administrator without cause by providing the Administrator with at least sixty (60) days’ prior written notice.

(c) The occurrence of any one of the following events (each, an “Administrator Termination Event”) shall also entitle the Issuer, subject to Section 21 hereof, to terminate and replace the Administrator:

5	20[ ]-[ ] Administration Agreement

(i) any failure by the Administrator to duly observe or perform in any material respect any other of its covenants or agreements in this Agreement, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which continues unremedied for a period of ninety (90) days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing a majority of the Note Balance of the Outstanding Notes, voting together as a single class; or

(ii) the Administrator suffers a Bankruptcy Event;

provided, however, that if any delay or failure of performance referred to under clause (c)(i) above shall have been caused by force majeure or other similar occurrence, the 90-day grace period referred to in such clause (c)(i) shall be extended for an additional sixty (60) calendar days.

(d) If an Administrator Termination Event shall have occurred, the Issuer may, subject to Section 21 hereof, by notice given to the Administrator[,][ and] the Owner Trustee[, the Grantor Trust and the Grantor Trust Trustee], terminate all or a portion of the rights and powers of the Administrator under this Agreement, including the rights of the Administrator to receive the annual fee for services hereunder for all periods following such termination; provided, however that such termination shall not become effective until such time as the Issuer, subject to Section 21 hereof, shall have appointed a successor Administrator in the manner set forth below. The Administrator shall be entitled to its pro rata share of the fee owed to the Administrator for the number of days in the Collection Period owed to such Administrator prior to the effective date of its termination. Upon any such termination or upon a resignation of the Administrator in accordance with Section 8(a) hereof, all rights, powers, duties and responsibilities of the Administrator under this Agreement shall vest in and be assumed by any successor Administrator appointed by the Issuer, subject to Section 21 hereof, pursuant to a management agreement [between] the Issuer[, the Grantor Trust] and such successor Administrator, containing substantially the same provisions as this Agreement (including with respect to the compensation of such successor Administrator), and the successor Administrator is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. Further, in such event, the Administrator shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the administration of the Issuer[ and the Grantor Trust] to the new Administrator. No resignation or removal of the Administrator shall be effective until a successor Administrator shall have been appointed by the Issuer.

(e) The Issuer, subject to Section 21 hereof, may waive in writing any Administrator Termination Event by the Administrator in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past Administrator Termination Event, such Administrator Termination Event shall cease to exist, and any Administrator Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Administrator Termination Event or impair any right consequent thereon.

6	20[ ]-[ ] Administration Agreement

9. Action upon Termination or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8, or the removal or resignation of the Administrator pursuant to Section 8, the Administrator shall be entitled to be paid by BAC, as initial Servicer, all fees accruing to it to the date of such termination or removal.

10. Liens. The Administrator will not directly or indirectly create, suffer or allow to exist any Lien on the Collateral other than Permitted Liens.

11. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile or by electronic transmission, and addressed in each case as specified on Schedule I to the Sale and Servicing Agreement or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

12. Amendments.

(a) Any term or provision of this Agreement may be amended by the Administrator without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee[, the Grantor Trust, the Grantor Trust Trustee] or any other Person subject to the satisfaction of one of the following conditions:

(i) the Administrator delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii) the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may also be amended from time to time by the Issuer, [the Grantor Trust,] the Administrator and the Indenture Trustee, with the consent of the Holders of Notes evidencing not less than a majority of the aggregate principal amount of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Depository Agreement.

7	20[ ]-[ ] Administration Agreement

(c) Any term or provision of this Agreement may also be amended from time to time by the Administrator for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus or, to the extent not contrary to the Prospectus, to the description thereof in an offering memorandum with respect to the 144A Notes or the Certificates without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee[, the Grantor Trust, the Grantor Trust Trustee] or any other Person; provided, however, the Administrator shall provide written notification of the substance of such amendment to the Issuer, the Owner Trustee[, the Grantor Trust, the Grantor Trust Trustee] and the Indenture Trustee and promptly after the execution of any such amendment, the Administrator shall furnish a copy of any such amendment to the Issuer,[ the Grantor Trust, the Grantor Trust Trustee,] the Owner Trustee and the Indenture Trustee.

(d) Prior to the execution of any amendment pursuant to this Section 12, the Administrator shall provide written notification of the substance of such amendment to each Rating Agency[, the Grantor Trust Trustee] and the Owner Trustee; and promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Rating Agency, [the Grantor Trust Trustee,] the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 12 shall be effective which affects the rights, protections or duties of the Indenture Trustee[, the Grantor Trust Trustee] or the Owner Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed).

(e) Prior to the execution of any amendment to this Agreement, the Owner Trustee[, Grantor Trust Trustee] and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee[, Grantor Trust Trustee] and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee’s[, Grantor Trust Trustee’s] or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement.

(f) Notwithstanding subsections (a) and (b) of this Section 12, this Agreement may only be amended by the Administrator if (i) the Majority Certificateholders, or, if 100% of the aggregate Percentage Interests is then beneficially owned by BAC and/or its Affiliates, such Person (or Persons) consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Administrator or an Opinion of Counsel delivered to the Indenture Trustee [and][,] the Owner Trustee [and the Grantor Trust Trustee], materially and adversely affect the interests of the Certificateholders. In determining whether 100% of the aggregate Percentage Interests is then beneficially owned by BAC and/or its Affiliates for purposes of clause (i), any party shall be entitled to rely on an Officer’s Certificate or similar certification of BAC or any Affiliate thereof to such effect.

(g) [Notwithstanding anything herein to the contrary, for purposes of classifying the Issuer as other than a corporation and the Grantor Trust as a grantor trust under the Code, without the consent of all of the Noteholders and all of the Certificateholders, no amendment shall be made to this Agreement that would cause the Issuer or the Grantor Trust (or any part thereof) to be classified as an association or publicly traded partnership taxable as a corporation for United States federal income tax purposes, or the Issuer or the Grantor Trust to be treated as engaged in the conduct of a trade or business within the United States, or the Grantor Trust (or any part thereof) to be classified as other than a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code.]

8	20[ ]-[ ] Administration Agreement

13. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAWS, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) Each of the parties hereto hereby irrevocably and unconditionally:

(i) submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii) consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11 of this Agreement;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

14. Headings. The article and section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

9	20[ ]-[ ] Administration Agreement

15. Counterparts and Electronic Signature. This Agreement shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Notwithstanding the foregoing, with respect to any notice provided for in this Agreement or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof.

16. Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral and written understandings. There are no unwritten agreements among the parties with respect to the transactions described in the Transaction Documents.

17. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

18. Not Applicable to BAC in Other Capacities; Merger of Administrator.

(a) Nothing in this Agreement shall affect any obligation BAC may have in any other capacity.

(b) Any entity (i) into which the Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its business and assets as a whole or substantially as a whole or any entity resulting from any merger, sale, transfer, conversion or consolidation to which the Administrator shall be a party, or any entity succeeding to the business of the Administrator or (ii) more than 50% of the voting stock or voting power and 50% or more of the economic equity of which is owned directly or indirectly by BAC or DTCS and which executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, shall be the successor to the Administrator under this Agreement, in each case, without the execution or filing of any paper of any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

10	20[ ]-[ ] Administration Agreement

19. Benefits of the Administration Agreement. Nothing in this Agreement, expressed or implied, shall give to any Person other than the parties hereto and their successors hereunder, the Owner Trustee[, the Grantor Trust Trustee], any separate trustee or co-trustee appointed under Section 6.10 of the Indenture and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Agreement. For the avoidance of doubt,[ each of] the Owner Trustee[ and the Grantor Trust Trustee] is a third party beneficiary of this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

20. Delegation of Duties. The Administrator may, at any time without notice or consent, delegate (a) any or all of its duties under the Transaction Documents to any of its Affiliates or (b) specific duties to sub-contractors or other professional services firms (including accountants, outside legal counsel or similar concerns) who are in the business of performing such duties; provided, that no such delegation shall relieve the Administrator of its responsibility with respect to such duties and the Administrator shall remain obligated hereunder as if the Administrator alone were performing such duties.

21. Assignment. Each party hereto hereby acknowledges and consents to the mortgage, pledge, assignment and grant of a security interest by[ each of] the Issuer[ and the Grantor Trust] to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all of the Issuer’s[ and Grantor Trust’s] respective rights under this Agreement. In addition, the Administrator hereby acknowledges and agrees that for so long as any Notes are outstanding, the Indenture Trustee will have the right to exercise all waivers and consents, rights, remedies, powers, privileges and claims of the Issuer[ and the Grantor Trust] under this Agreement in the event the Issuer[ or the Grantor Trust] shall fail to exercise the same.

22. Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party hereto shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party hereto shall not commence, join with any other Person in commencing or institute with any other Person, any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

23. Limitation of Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by [_________], not individually or personally, but solely as Owner Trustee of the Issuer[ and as Grantor Trust Trustee of the Grantor Trust], in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement[ and the Grantor Trust Agreement], (b) each of the representations, warranties, covenants, undertakings

11	20[ ]-[ ] Administration Agreement

and agreements herein made on the part of the Issuer[ or the Grantor Trust] is made and intended not as personal representations, warranties, covenants undertakings and agreements by [_________] but is made and intended for the purpose of binding only the Issuer[ or the Grantor Trust, as applicable], (c) nothing herein contained shall be construed as creating any liability on [_________], individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) [_________] has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer[ or the Grantor Trust, as applicable,] in this Agreement and (e) under no circumstances shall [_________] be personally liable for the payment of any indebtedness or expenses of the Issuer[ or the Grantor Trust, as applicable,] or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer[ or the Grantor Trust, as applicable,] under this Agreement or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer[ or the Grantor Trust, as applicable].

24. Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP; provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all variations thereof means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; and (i) unless the context otherwise requires, defined terms shall be equally applicable to both the singular and plural forms.

[SIGNATURES ON NEXT PAGE]

12	20[ ]-[ ] Administration Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BRIDGECREST LENDING AUTO SECURITIZATION TRUST 20[•]-[•]

By:	[_________], not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

S-1	20[ ]-[ ] Administration Agreement

[BRIDGECREST LENDING AUTO SECURITIZATION GRANTOR TRUST 20[•]-[•]]

By:	[_________], not in its individual capacity but solely as Grantor Trust Trustee

By:
Name:
Title:

S-2	20[ ]-[ ] Administration Agreement

BRIDGECREST ACCEPTANCE CORPORATION, as Administrator

By:
Name:
Title:

S-3	20[ ]-[ ] Administration Agreement

[_________], as Indenture Trustee

By:
Name:
Title:

S-4	20[ ]-[ ] Administration Agreement

Joinder of Servicer:

BRIDGECREST ACCEPTANCE CORPORATION, as Servicer, joins in this Agreement solely for purposes of Sections 3 and 9.

BRIDGECREST ACCEPTANCE CORPORATION, as Servicer

By:
Name:
Title:

S-5	20[ ]-[ ] Administration Agreement